SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                             FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):
                          March 30, 1998



                       THE PITTSTON COMPANY

      (Exact Name of registrant as specified in its charter)






    Virginia               1-9148            54-1317776
 (State or other        (Commission       (I.R.S. Employer
  jurisdiction          File Number)     Identification No.)
of Incorporation)




1000 Virginia Center Parkway
P. O. Box 4229
Glen Allen, VA                               23058-4229
(Address of principal                        (Zip Code)
executive offices)



                          (804)553-3600
       (Registrant's telephone number, including area code)




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Item 5.  Other Events

          The Pittston Company has issued a press release addressing anticipated first quarter 1998 results for Pittston
Burlington Group. The press release, dated March 30, 1998, is filed as an exhibit to this report and is incorporated herein by reference.


                             EXHIBITS

99(a) Registrant's Pittston Burlington Group press release dated March 30, 1998.


                            SIGNATURE
          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE PITTSTON COMPANY
                                  (Registrant)



                              By  /s/ James B. Hartough
                                Vice President - Corporate
                                  Finance and Treasurer

Dated: March 30, 1998

                             EXHIBITS



Exhibit        Description

99(a)          Registrant's Pittston Burlington Group
               press release dated March 30, 1998